Exhibit 10.4

CHESAPEAKE CORPORATION

EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

As Amended and Restated
Effective January 1, 2007

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

INTRODUCTION		1
ARTICLE I DEFINITIONS		2
1.01.	Accrued Benefit	2
1.02.	Actuarial Equivalent	2
1.03.	Affiliate	2
1.04.	Annuity Starting Date	2
1.05.	Board	2
1.06.	Change in Control	3
1.07.	Committee	3
1.08.	Compensation	3
1.09.	Control Change Date	3
1.10.	Credited Service	3
1.11.	Current SERP Participant	3
1.12.	Effective Date	3
1.13.	Employee	3
1.14.	Final Average Compensation	4
1.15.	Final Average Incentive Pay	4
1.16.	Incentive Pay	5
1.17.	New SERP Participant	5
1.18.	Participant	5
1.19.	Participation Service	6
1.20.	Plan Year	6
1.21.	Qualified Pre-Retirement Survivor Annuity	6
1.22.	Regular Retirement Plan	6
1.23.	Trust	6
1.24.	Year of Service	6
1.25.	401(k) Plan	6
1.26.	401(k) Plan Offset	7
ARTICLE II GENERAL		8
2.01.	Rights of Participants	8
2.02.	Liability	8
2.03.	Coordination of Benefits	8
ARTICLE III PARTICIPATION		9
3.01.	Eligibility to Participate	9
3.02.	Termination of Participation	9
ARTICLE IV RETIREMENT BENEFITS		10
4.01.	Normal Retirement Benefit	10
4.02.	Early Retirement Benefit	11
4.03.	Delayed Retirement Benefit	11
4.04.	Disability Retirement Benefit	12
4.05.	Pre-Retirement Death Benefit	12
4.06.	Additional Benefit	13
4.07.	Forfeiture of Benefit	13
4.08.	Method of Retirement Payments	14
4.09.	Retired Participants	15
4.10.	Specified Employees	15
ARTICLE V 401(k) PLAN RESTORATION BENEFITS		17
5.01.	Effectiveness; Eligibility	17
5.02.	Establishment of Account	17
5.03.	Restoration of Matching Contribution	17
5.04.	Restoration of Basic Contribution	18
5.05.	Investment Measures	18
5.06.	Vesting	18
5.07.	Distributions	19
5.08.	Additional Benefits	20
ARTICLE VI AMENDMENTS AND TERMINATION		21
ARTICLE VII ADMINISTRATION AND INTERPRETATION		22
7.01.	Administrative Rules	22
7.02.	Claims Procedure	22
7.03.	Governing Law	23
7.04.	Nonassignability	23
SIGNATURE PAGE		24

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

INTRODUCTION

Effective December 31, 1979, the Board of Directors of Chesapeake Corporation (“Chesapeake”) adopted this Executive Supplemental Retirement Plan (the “Plan”) for selected duly elected corporate and subsidiary officers and selected key employees who are Participants in a retirement plan for salaried employees of Chesapeake or one of its wholly-owned subsidiaries (such plans hereinafter referred to as “the Regular Retirement Plan”). The Plan was amended and restated effective September 1, 1985, primarily to cover additional Participants and to make a number of other clarifying and required changes. The Plan was further amended and restated, effective December 1, 2001, to revise the benefit formula, to add a change in control provision, to vest participants who earn five years of credited service in the replacement portion of their benefit and to add a pre-retirement death benefit with respect to the replacement benefit for participants who die after becoming vested, and to make other miscellaneous changes.

The Plan is amended and restated as set forth herein, effective as of January 1, 2007. Effective as of that date, the Plan distinguishes between Participants who are “Current SERP Participants” and “New SERP Participants.” A Current SERP Participant continues to accrue benefits under the defined benefit provisions of the Plan which are set forth in Plan article IV but are not entitled to receive benefits under the defined contribution provisions of the Plan which are set forth in Plan article V. Subject to the terms of the Plan, a New SERP Participant shall be entitled to receive a benefit under Plan article IV with respect to amounts earned, and periods of service through December 31, 2006. A New SERP Participant also shall be entitled to receive a benefit under Plan article V.

The Plan as amended and restated herein also reflects the requirements of Code section 409A. Although this amended and restated Plan document is effective as of January 1, 2007, the amendments required by Code section 409A are effective as of January 1, 2005. Prior to the adoption of this amended and restated Plan document, the Plan was administered in good faith compliance with the requirements of Code section 409A.

The purpose of this Plan is to provide retirement benefits in addition to those provided under the Regular Retirement Plan and the 401(k) Plan. The combination of benefits under the Regular Retirement Plan, the 401(k) Plan and this Plan is intended to furnish eligible executives with reasonable retirement benefits at a cost which is practical and equitable to both Chesapeake and such executives.

The Plan is intended to be a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation for a “select group of management or highly compensated employees” (as such phrase is used in the Employee Retirement Income Security Act of 1974). The Plan must be administered and construed in a manner that is consistent with that intent.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

      ARTICLE I
DEFINITIONS

The terms used herein shall have the meanings set forth in Plan article I of the Chesapeake Corporation Retirement Plan for Salaried Employees (the “Regular Retirement Plan”) or the Chesapeake Corporation Retirement and 401(k) Savings Plan (the “401(k) Plan”), except as modified below or otherwise provided in this document.

1.01.	Accrued Benefit

Accrued Benefit means unless otherwise specified, for any Participant, as of any date, the monthly retirement allowance determined in accordance with Plan section 4.01 with Final Average Compensation determined as of such date, Credited Service or Participation Service being equal to the Credited Service or Participation Service (as applicable) determined as of the date of determination, and for purposes of computing a Participant’s benefit under Plan section 4.01(c), his Primary Social Security Benefit determined as the Primary Social Security Benefit that would be applicable at the Participant’s attainment of age sixty-five (65) assuming (a) no change in the Federal Social Security Act between the date of such determination and the Participant’s attainment of age sixty-five (65); and (b) that the Participant would continue to receive until age sixty-five (65) earnings which would be treated as wages for purposes of the Federal Social Security Act at the same level as he was being compensated at the date of determination.

1.02.	Actuarial Equivalent

Actuarial Equivalent means, when used in reference to any form of benefit, a form of benefit which has the same value as the referenced benefit based on actuarial assumptions and procedures employed in determining actuarial equivalences under the Regular Retirement Plan.

1.03.	Affiliate

Affiliate means any corporation which, when considered with the Company, constitutes, or at the time of consideration constituted, a controlled group of corporations within the meaning of Code section 1563(a) determined without reference to Code section 1563(a)(4) and 1563(e)(3)(C).

1.04.	Annuity Starting Date

Annuity Starting Date means the first day of the first month for which a benefit is payable under Plan article IV.

1.05.	Board

Board means the Board of Directors of Chesapeake Corporation.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

1.06.	Change in Control

Change in Control means “Change in Control” as defined in the Trust.

1.07.	Committee

Committee means the Executive Compensation Committee of the Board.

1.08.	Compensation

(a) Compensation means, for purposes of Plan article IV, compensation as defined in the Regular Retirement Plan, but determined without regard to any limitations imposed by the application of Code section 401(a)(17); provided, however, that the Compensation of a New SERP Participant shall not include earnings for periods after December 31, 2006.

(b) Compensation means, for purposes of Plan article V, compensation as defined in the 401(k) Plan, but without regard to any limitations imposed by the application of Code section 401(a)(17).

1.09.	Control Change Date

Control Change Date means “Control Change Date” as defined in the Trust.

1.10.	Credited Service

Credited Service means credited service as defined in the Regular Retirement Plan (or the similar plan of a subsidiary of Chesapeake under which a Participant is covered) unless otherwise specified by the Committee; provided, however, that a New SERP Participant’s service after December 31, 2006, shall not be recognized as Credited Service.

1.11.	Current SERP Participant

Current SERP Participant means a Participant who is listed on Exhibit I to the Plan.

1.12.	Effective Date

Effective Date means December 31, 1979. The Effective Date of this amended and restated Plan is January 1, 2007.

1.13.	Employee

Employee means an employee of Chesapeake or an employee of an Affiliate of Chesapeake that is designated by the Board.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

1.14.	Final Average Compensation

(a)  Final Average Compensation for a Current SERP Participant means, as of the date of determination, the sum of

(i)  one-fifth of the Current SERP Participant’s Compensation (as defined in Plan section 1.08(a)), during the sixty consecutive month period (excluding periods of leave of absence with reduced or no pay), within the one hundred twenty consecutive month period (or the period of employment completed by the individual, if shorter), immediately preceding the date of determination which give the greatest such amount, or where an individual has completed less than sixty months of employment prior to the date of determination, the average annual Compensation (as defined in Plan section 1.08(a)), received by the individual for such period; plus

(ii)  a Participant’s Final Average Incentive Pay.

(b)  Except as provided in Plan section 1.14(c), Final Average Compensation for a New SERP Participant means, as of the date of determination, the sum of

(i)  one-fifth of the New SERP Participant’s Compensation (as defined in Plan section 1.08(a)), during the sixty consecutive month period (excluding periods of leave of absence with reduced or no pay), within the one hundred twenty consecutive month period (or the period of employment completed by the individual, if shorter), immediately preceding the date of determination which give the greatest such amount, or where the individual has completed less than sixty months of employment prior to the date of determination, the average annual Compensation (as defined in Plan section 1.08(a)), received by the individual for such period; plus

(ii)  the New SERP Participant’s Final Average Incentive Pay.

(c)  Notwithstanding Plan section 1.14(b), for purposes of Plan section 4.01(a) and Plan section 4.01(c), the Final Average Compensation of a New SERP Participant who remains in the continuous employ of the Company or an Affiliate from January 1, 2007, until the earlier of attainment of age 55, a Control Change Date or the termination of employment on account of death or disability shall be the sum of the New SERP Participant’s base salary (at the rate in effect on December 31, 2006), plus the product of the New SERP Participant’s target bonus percentage for 2006 times the New SERP Participant’s base salary (at the rate in effect on December 31, 2006).

1.15.	Final Average Incentive Pay

(a)  Final Average Incentive Pay for a Current SERP Participant means, as of the date of determination, one-fifth of the Current SERP Participant’s Incentive Pay for the five (5) consecutive fiscal years within the last ten (10) consecutive fiscal years (or the period of

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

employment completed by the individual, if shorter) which give the greatest such amount. Where an individual has completed less than five (5) years of employment prior to the date of determination, Final Average Incentive Pay shall mean the average of a Participant’s Incentive Pay received by him for such period.

(b)  Final Average Incentive Pay for a New SERP Participant means, as of the date of determination, one-fifth of the New SERP Participant’s Incentive Pay for the five (5) consecutive fiscal years within the last ten (10) consecutive fiscal years (or the period of employment completed by the individual, if shorter), which give the greatest such amount. Where an individual has completed less than five (5) years of employment prior to the date of determination, Final Average Incentive Pay shall mean the average of a Participant’s Incentive Pay received by him for such period. Notwithstanding the two preceding sentences, for purposes of Plan section 4.01(b), the Final Average Incentive Pay of a New SERP Participant who remains in the continuous employ of the Company or an Affiliate from January 1, 2007, until the earlier of attainment of age 55, a Control Change Date or the termination of employment on account of death or disability shall be the greater of the amount determined under the two preceding sentences or the product of the New SERP Participant’s target bonus percentage for 2006 times the New SERP Participant’s base salary (at the rate in effect on December 31, 2006).

1.16.	Incentive Pay

Incentive Pay means for any Participant for a fiscal year, any annual incentive compensation or bonus, or any other incentive compensation as is determined by Chesapeake to be appropriate and including any of such amounts that are deferred under a deferral program sponsored by Chesapeake; provided, however, that the Incentive Pay of a New SERP Participant shall not include any annual incentive compensation or bonus or any other incentive compensation for a fiscal year beginning after December 31, 2006.

1.17.	New SERP Participant

New SERP Participant means a Participant who participates in the Plan on or after January 1, 2007, and who is not a Current SERP Participant. The New SERP Participants are listed on Exhibit II to the Plan.

1.18.	Participant

Participant means an Employee who has become a Participant in the Plan pursuant to Plan article III hereof. The term Participant includes a Current SERP Participant and a New SERP Participant.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

1.19.	Participation Service

Participation Service means an Employee’s years of Credited Service earned during the period in which he is in an employment position with Chesapeake that entitles him to be named as a Participant under Plan section 3.01(b).

1.20.	Plan Year

Plan Year means the fiscal year of Chesapeake.

1.21.	Qualified Pre-Retirement Survivor Annuity

Qualified Pre-Retirement Survivor Annuity means the monthly benefit payable to the Participant’s Surviving Spouse, if any, commencing on the first day of the month coincident with or next following the Participant’s death and continuing until the first day of the month coincident with or next following the date of the Surviving Spouse’s death.

The Qualified Pre-Retirement Survivor Annuity shall be paid as the survivor’s portion of a 50% qualified joint and survivor annuity (as defined in Code section 417(b)).

1.22.	Regular Retirement Plan

Regular Retirement Plan means the Chesapeake Corporation Retirement Plan for Salaried Employees (for periods on and before December 28, 2006), and the Chesapeake Corporation Retirement Plan (for periods after December 28, 2006), as amended for the applicable time, or such other retirement plan for salaried employees of Chesapeake Corporation or one of its wholly-owned subsidiaries. Notwithstanding the previous sentence, effective January 1, 2006, all references to the Regular Retirement Plan shall mean the Regular Retirement Plan without regard to the freezing of participation and benefit accruals and the cessation of service crediting under the Regular Retirement Plan that became effective December 31, 2005.

1.23.	Trust

Trust means the Chesapeake Corporation Benefits Plan Trust.

1.24.	Year of Service

Year of Service means a year of service as defined in the 401(k) Plan.

1.25.	401(k) Plan

401(k) Plan means the Chesapeake Corporation Retirement and 401(k) Savings Plan.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

1.26.	401(k) Plan Offset

401(k) Plan Offset means the monthly or other installment benefit payable to a Current SERP Participant, in the same form as the Current SERP Participant’s benefit under Plan section 4.01(a) or 4.01(c) and that is the Actuarial Equivalent of the notional account balance determined under the following sentences. The notional account shall be credited with an amount equal to the basic contribution credited to the Current SERP Participant’s account under the 401(k) Plan and the matching contribution credited to the Current SERP Participant’s account under the 401(k) Plan after 2005 to the extent that the matching contribution for a year exceeds 3.6% of the Current SERP Participant’s compensation (as defined under the 401(k) Plan) for such year. The amount determined under the preceding sentence shall be increased by 7% per year. The notional account balance on any date shall be the sum of the amounts credited to the notional account as of that date, as adjusted pursuant to the preceding sentence.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

      ARTICLE II
GENERAL

2.01.	Rights of Participants

Nothing herein contained shall be deemed to give any Participant in this Plan the right to be retained in the service of Chesapeake, its subsidiaries or in any of the positions described in Plan article III, nor shall it interfere with the right of Chesapeake or its subsidiaries to discharge or demote a Participant at any time, nor shall it be deemed to give Chesapeake or its subsidiaries the right to require the Participant to remain in its or their service, nor shall it interfere with the Participant’s right to terminate his service at any time.

2.02.	Liability

A Participant’s right to a benefit under the Plan shall be solely that of an unsecured creditor of Chesapeake. The source of Plan benefits pursuant to the Plan shall be the general funds of Chesapeake; no assets of Chesapeake or its subsidiaries shall be segregated or committed to insure Chesapeake’s or its subsidiaries’ obligations hereunder. No officer, director, or stockholder of Chesapeake or its subsidiaries shall be individually liable therefor, or on account of any claim arising by reason of the provisions of this Plan or of any instrument or instruments implementing the provisions or purposes hereof.

2.03.	Coordination of Benefits

The amount payable for any period to a Participant or Beneficiary under the Plan shall be reduced, but not below zero, by the amount paid to the Participant or Beneficiary for that period from the Trust.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

    ARTICLE III
PARTICIPATION

3.01.	Eligibility to Participate

(a)  Any Employee whose benefits under the Regular Retirement Plan are limited by the application of Code section 401(a)(17) and/or Code section 415 automatically becomes a Participant for purposes of accruing a benefit under Plan section 4.01(a) unless the Committee expressly excludes such Employee from participation in the Plan. Notwithstanding the preceding sentence, no Employee may first accrue a benefit under Plan section 4.01(a) after December 31, 2006.

(b)  An Employee becomes a Participant for purposes of accruing a benefit under Plan section 4.01(b) when the Committee or its delegate selects him to participate in the Plan. Notwithstanding the preceding sentence, no Employee may first accrue a benefit under Plan section 4.01(b) after December 31, 2006.

(c)  Any Employee whose benefits under the 401(k) Plan are limited by the application of Code section 401(a)(17) and/or Code section 415 automatically becomes a Participant for purposes of accruing a benefit under Plan article V unless the Committee expressly excludes such Employee from participation in the Plan.

(d)  A Participant shall cease to be a Participant in the Plan at the time he has a Break-in-Service for any reason other than normal, early or disability retirement under the Regular Retirement Plan; or at the time he is otherwise notified by the Committee or its delegate that he is no longer a Participant. A Participant who has a Break-in-Service that ends after 2005 shall not accrue additional benefits under Plan article IV on account of any resumption in Plan participation.

3.02.	Termination of Participation

(a)  Except in the case of a Participant who dies and becomes eligible for a pre-retirement death benefit under Plan section 4.05(b), or who becomes vested in accordance with Plan section 4.07(a), if a Participant ceases to participate in the Plan pursuant to Plan article III for any reason prior to becoming eligible for a normal, early, or disability retirement allowance under the Regular Retirement Plan, he shall not be entitled to any benefit under Plan article IV unless he again becomes a Participant in the Plan pursuant to Plan article III and until such Participant becomes eligible for a normal, early, delayed, or disability retirement allowance under the Regular Retirement Plan.

(b)  A New SERP Participant shall not be entitled to any benefit under Plan article V unless he becomes vested in accordance with Plan section 5.06 on or before the date the New SERP Participant terminates employment or otherwise ceases to participate in the Plan.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

ARTICLE IV
RETIREMENT BENEFITS

4.01.	Normal Retirement Benefit

(a)  Subject to subsections (c) and (d) below, a Participant who retires on his Normal Retirement Date shall be entitled to a benefit commencing on his Normal Retirement Date and ceasing on the first day of the month coincident with or next following the date of such Participant’s death equal to the Actuarial Equivalent of the difference between the benefits the Participant would have accrued under the Regular Retirement Plan but for the application of the limits set forth in Code section 401(a)(17) and Code section 415, as applicable, and the benefits that actually accrued to the Participant under the Regular Retirement Plan. Notwithstanding the preceding sentence, for purposes of this Plan section 4.01(a), the “benefits the Participant would have accrued under the Regular Retirement Plan but for the application of the limits set forth in Code section 401(a)(17) and Code section 415” by a New SERP Participant shall be determined as of December 31, 2006.

(b)  Subject to subsections (c) and (d) below, a Participant who is specifically designated for this purpose and who retires on his Normal Retirement Date shall be entitled to receive a monthly benefit commencing on such date and ceasing on the first day of the month coincident with or next following the date of such Participant’s death equal to one-twelfth (1/12th) of the sum of (1) and (2) below:

(i)  3.0% of such Participant’s Final Average Incentive Pay times years of Participation Service up to a maximum of 15 years; plus

(ii)  2.0% of such Participant’s Final Average Incentive Pay times years of Participation Service in excess of 15.

(c)  Any individual who is a Participant in the Plan on December 31, 1995, and who retires on his Normal Retirement Date shall be entitled to receive the greater of (1) a benefit based on the formula set forth in this Plan section 4.01(c) or (2) the benefit he accrues under subsections (a) plus (b) above. Such Participant’s monthly benefit shall commence on his Normal Retirement Date and cease on the first day of the month coincident or next following the date of such Participant’s death. The benefit formula set forth in this Plan section 4.01(c) shall equal the excess of (1) over (2) below:

(i)  One-twelfth (1/12th) of the following amount:

(A)  2.0% of the Participant’s Final Average Compensation, multiplied by

(B)  the first twenty (20) years of the Participant’s Credited Service plus the product of

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

(C)  1.6% of the Participant’s Final Average Compensation, multiplied by

(D)  the number of years of the Participant’s Credited Service in excess of twenty (20), less the product of

(E)  1.6% of the Participant’s Primary Social Security Benefits, multiplied by

(F)  the number of years of the Participant’s Credited Service.

(ii)  the monthly normal retirement allowance to which he is entitled under the Regular Retirement Plan. A Participant’s normal retirement allowance under the Regular Retirement Plan will, for purposes of this section and this Plan, be determined based on the Plan’s definition of “Credited Service.”

(d)  Any benefit payable to a Current SERP Participant under Plan section 4.01(a) or Plan section 4.01(c) shall be reduced by the 401(k) Plan Offset.

4.02.	Early Retirement Benefit

A Participant in the Plan who retires prior to his Normal Retirement Date, but after becoming eligible for an early retirement allowance in accordance with the Regular Retirement Plan shall be entitled to receive a monthly benefit commencing on his actual retirement date and ceasing on the first day of the month coincident with or next following the date of such Participant’s death, equal to one-twelfth (1/12th) of his Accrued Benefit on such date with the following modifications:

(a)  For purposes of calculating the amount of a Participant’s benefit under Plan section 4.01(c), the Participant’s Primary Social Security Benefit shall be computed assuming that the Participant will not continue to receive until age sixty-five (65) earnings which would be treated as wages for purposes of the Federal Social Security Act.

(b)  The amount of the retirement allowance after the application of subsection (a) above, if applicable, shall be further reduced by one-half of one percent (½ of 1%) for each month that the Participant’s age at his Early Retirement Date is less than sixty-two (62).

4.03.	Delayed Retirement Benefit

A Participant upon retirement at his Delayed Retirement Date shall receive a retirement allowance on such retirement date which shall be the retirement allowance provided under Plan section 4.01 based on his Final Average Compensation, Final Average Incentive Pay, Credited Service or Participation Service (if applicable), and Primary Social Security Benefit (if applicable) as of his Delayed Retirement Date.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

4.04.	Disability Retirement Benefit

(a)  A Current SERP Participant, upon retirement at his Disability Retirement Date, who remains Totally and Permanently Disabled until his Normal Retirement Date, shall receive a benefit commencing on his Normal Retirement Date equal to the benefit to which he would have been entitled under Plan section 4.01 with his Credited Service and/or Participation Service computed as if he had remained employed by the Company until his Normal Retirement Date, and with his Final Average Compensation, Final Average Incentive Pay and Primary Social Security Benefit (if applicable) computed as of his Disability Retirement Date.

(b)  If and when the Current SERP Participant attains age sixty-five (65), any benefits to which he may be entitled under this Plan section shall be payable in accordance with Plan section 4.08.

(c)  If a Current SERP Participant who becomes Totally and Permanently Disabled dies prior to his Normal Retirement Date while Totally and Permanently Disabled and has a Surviving Spouse (who is the same person to whom he was married when he became Totally and Permanently Disabled), such spouse shall be entitled to receive a Qualified Pre-Retirement Survivor Annuity calculated in accordance with Plan section 4.04(a).

4.05.	Pre-Retirement Death Benefit

(a)  If a Participant dies while in the employ of Chesapeake or one of its Affiliates after his benefits under this Plan article IV become nonforfeitable and prior to eligibility for early retirement under the Regular Retirement Plan and has a Surviving Spouse, such Spouse shall be entitled to a Qualified Pre-Retirement Survivor Annuity with respect to his benefits payable under Plan section 4.01(a).

(b)  If a Participant who was eligible for early retirement dies while in the employ of Chesapeake or one of its Affiliates prior to his Annuity Starting Date and has a Surviving Spouse, such Spouse shall be entitled to a Qualified Pre-Retirement Survivor Annuity with respect to his benefits accrued under Plan section 4.01(a), (b), or (c), as applicable.

(c)  If a Participant who is specifically designated in accordance with Plan section 3.01(b) for a benefit under Plan section 4.01(b) dies while in the employ of Chesapeake or one of its Affiliates prior to his Annuity Starting Date with a Surviving Spouse, Chesapeake shall pay to such Spouse an amount equal to the Participant’s annual base compensation as in effect on the date of the Participant’s death in the case of a Current SERP Participant and December 31, 2006, in the case of a New SERP Participant. For purposes of this subsection (c), “annual base compensation” means the Participant’s total annual base earnings prior to withholding and including amounts deferred under a qualified cash or deferred arrangement pursuant to Code section 401(k), but excluding Incentive Pay, overtime payments, extra compensation, bonus payments, other similar payments from Chesapeake and contributions by Chesapeake on his behalf to this or any other employee benefit program. The amount payable under this subsection

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

(c) shall be payable in twelve (12) monthly installments beginning as soon as practicable after the Participant’s death. The benefit provided in this subsection (c) is in addition to the benefits described in Plan section 4.05(b).

4.06.	Additional Benefit

In its discretion, the Committee may, on determining it to be in the best interest of Chesapeake and its Affiliates, award a Participant a benefit in addition to the benefits specified in Plan sections 4.01, 4.02, 4.03, 4.04, and 4.05.

4.07.	Forfeiture of Benefit

(a)  Except as provided in the following sentences, a Participant who terminates his employment for any reason other than death, disability, or retirement, as contemplated under Regular Retirement Plan articles III and IV, forfeits his entire Accrued Benefit. Solely with respect to a Participant’s benefits accrued under Plan section 4.01(a), a Participant who has earned five years of Credited Service as contemplated under the Regular Retirement Plan shall be fully vested in his benefits earned under Plan section 4.01(a). Notwithstanding the preceding sentences, in the event of extraordinary circumstances, the Company may, in its sole and absolute discretion, act to fully vest a Participant in the right to receive a benefit under this Plan article IV if the Participant terminates employment for reasons other than death, disability, or retirement as contemplated under Regular Retirement Plan articles III and IV.

(b)  Benefits under Plan article IV will cease if a Participant entitled to a retirement allowance under Plan article IV engages in competitive activities in violation of the following terms:

(i)  For the duration of benefits under Plan article IV, a Participant shall not engage in any activities in competition with Chesapeake. Such activities include directly or indirectly operating, managing, controlling, directing, being employed by, consulting for, serving as an independent contractor to, or owning a substantial interest in any business which is in competition with Chesapeake within the geographical territories described herein.

(ii)  A business shall be deemed to be in competition with Chesapeake if (A) it engages in business activities which are competitive with Chesapeake’s or are inimical to Chesapeake’s best interest within 500 miles of any manufacturing facility operated by the Chesapeake division or Affiliate for which the Participant worked during the two years immediately preceding the separation of the Participant from service with Chesapeake, or (B) it sells competitive products to customers to whom the Chesapeake division or Affiliate for which the Participant worked during the two years immediately preceding the separation of the Participant from service with Chesapeake sold products during the same two year period.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

(iii)  In the event that any of the provisions of this subsection (b) should ever be deemed to exceed the time, geographic area, or activity limitations permitted by applicable laws, such provisions should be and are reformed to the maximum time, geographic area and activity limitations permitted by the applicable laws. This Plan section 4.07(b) shall be governed by the laws of the Commonwealth of Virginia, except to the extent that those laws may be preempted by federal law.

(iv)  In the event that Chesapeake learns that a Participant may be engaging in competitive activities in violation of these terms, Chesapeake may, in its discretion, provide the Participant with notice of the violation and demand that the violation cease.

(v)  If at any time it is determined to Chesapeake’s satisfaction that a Participant has violated these terms, all rights of the Participant, his beneficiary, Surviving Spouse and his Contingent Annuitant, if any, to further benefits under Plan article IV will cease. Chesapeake may also seek any other legal or equitable relief which may be available.

(c)  Notwithstanding the preceding subsections, the Accrued Benefit of any Participant who is in the employ of Chesapeake on a Control Change Date (or who is receiving a benefit under Plan article IV) shall be fully vested and nonforfeitable as of such date.

4.08.	Method of Retirement Payments

(a)  Except as provided in subsections (b), (c) and (d) below, each Participant who retires on his Normal Retirement Date, Early Retirement Date or Delayed Retirement Date and commences to receive benefits on such date shall have his retirement allowance under Plan article IV paid in the form described in the two following sentences. If the Participant is married on his Annuity Starting Date, the Participant’s retirement allowance shall be paid in the form of a qualified joint and survivor annuity, i.e., a benefit payable for the lifetime of the Participant with a benefit payable to the Participant’s surviving spouse for life equal to 50% of the monthly benefit payable to the Participant during his lifetime and that is the Actuarial Equivalent of the benefit payable to the Participant for his lifetime. If the Participant is not married on his Annuity Starting Date, the Participant’s retirement allowance shall be paid in the form of a single life annuity, i.e., an annuity that is payable for the lifetime of the Participant.

(b)  Notwithstanding the preceding subsection, a Participant may elect, subject to the approval of the Committee, to receive his benefits under Plan article IV in accordance with any of the optional forms of life annuity benefit described in Article V of the Regular Retirement Plan, other than the Regular Retirement Plan’s deferred early retirement benefit option, provided, however, that a Participant whose vested accrued benefit under Plan section 4.01(a) does not exceed the cash-out amount described in Regular Retirement Plan section 5.04 shall receive the present value of his accrued benefit in the form of a single sum cash payment.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

(c)  Notwithstanding subsections (a) and (b), a Participant may elect, subject to the approval of the Committee, to receive his benefits under Plan article IV in approximately equal annual installments over a five year period (the “Installment Option”) as provided in the following sentences. Subject to the Committee’s approval, a Participant may elect to receive his benefit under the Installment Option if (i) the election is made in writing before 2008, (ii) the Participant’s election does not defer until 2008 or later the payment of a Plan benefit that would have been payable in 2007 and (iii) the Participant’s election does not result in the payment of a Plan benefit during 2007 that would have been payable in 2008 or a later year. After 2007, a Participant may elect (subject to Committee approval) to receive his benefit under the Installment Option or to revoke a previous election to receive benefits under the Installment Option provided that (i) such new election shall not be given effect for twelve months, i.e., the Participant’s most recent prior election will control if the Participant becomes entitled to a Plan benefit within twelve months of making the new election and (ii) the commencement of benefit payments under Plan article IV shall be postponed until the date that is five years after the date that such benefit payments would have begun under the Participant’s most recent prior election.

(d)  Notwithstanding the preceding subsections, in the event that the employment of a Participant who is in the employ of the Company on a Control Change Date is terminated before the end of the period commencing on the Control Change Date and ending on the third anniversary of such date, and whether or not he is a Participant on such date, he shall be entitled to a lump sum payment of his benefit under Article IV calculated as of the date of his termination and such lump sum shall be payable immediately upon termination.

(e)  Notwithstanding the preceding subsections, any payment made as a result of a Change in Control will be reduced to avoid the limits set forth in Code section 280G, provided, however, that such provisions will not apply to any Participant who has entered into an agreement with the Company that provides for the Company to indemnify and hold the Participant harmless from the application of Code sections 280G and 4999.

4.09.	Retired Participants

A Participant who retires from the employ of Chesapeake or one of its wholly-owned subsidiaries on his Normal Retirement Date, or who retires after becoming eligible for an early retirement allowance, will not receive additional credit under this Plan article IV for any period of time during which he works as an independent contractor for Chesapeake or one of its Affiliates.

4.10.	Specified Employees

This Plan section 4.10 applies to any Participant who is a “specified employee” (as defined under Code section 409A) on the date of the Participant’s retirement. Notwithstanding the provisions of Sections 4.01, 4.02, 4.03, 4.04 and 4.08(c), any benefit payable under those sections to a Participant who is a specified employee shall commence on the first day of the seventh month following the Participant’s retirement. The first benefit payment shall include the

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

amounts (without interest or other adjustment), that would have been paid under those sections during the six month period following retirement but for the application of this Plan section 4.10.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

ARTICLE V
401(K) PLAN RESTORATION BENEFITS

5.01.	Effectiveness; Eligibility

This Plan article V is effective as of January 1, 2007. Only New SERP Participants who satisfy the requirements of Plan section 3.01(c) are eligible to participate in, and receive benefits under, this Article V.

5.02.	Establishment of Account

A bookkeeping account (the “Account”) shall be established for each New SERP Participant who is eligible to participate in this Article V. The Account shall reflect the New SERP Participant’s interest in the Plan under this Article V. The Account shall be credited with the amounts described in Plan sections 5.03 and 5.04. The Account shall be adjusted for notional investment gains and losses as provided in Plan section 5.05.

5.03.	Restoration of Matching Contribution

(a)  The Account of each New SERP Participant shall be credited with an amount determined in accordance with Plan section 5.03(b), but subject to the limitation of Plan section 5.03(c), as a restoration matching contribution. The restoration matching contribution shall be credited to each Account as of the date that matching contributions are credited to the New SERP Participant’s account in the 401(k) Plan.

(b)  The amount of the restoration matching contribution shall be determined as provided in this Plan section 5.03(b). First, calculate the amount of elective deferral contribution that would have been made under the 401(k) Plan for the period that a 401(k) Plan matching contribution is made based on (i) the New SERP Participant’s salary-reduction election for that period and (ii) the New SERP Participant’s Compensation (and that deemed elective deferral contribution shall be calculated without regard to the limitations of the Code including, but not limited to, those set forth in Code section 401(a)(17), Code section 402(g) and Code section 415). Second, calculate the amount of matching contribution that would have been made under the 401(k) Plan for that elective deferral contribution. Third, reduce the amount determined under the preceding sentence by the matching contribution actually credited to the New SERP Participant under the 401(k) Plan for that period. The resulting difference is the amount of the restoration matching contribution under this Plan section 5.03 for the period.

(c)  Plan section 5.03(b) to the contrary notwithstanding, the restoration matching contribution credit under this Plan section 5.03 cannot exceed the dollar limitation as in effect under Code section 402(g) for that year. The limitation of this Plan section 5.03(c) shall apply as if the Code section 402(g) limit applied to matching contributions.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

5.04.	Restoration of Basic Contribution

(a)  The Account of each New SERP Participant shall be credited with an amount determined in accordance with Plan section 5.04(b) or Plan sections 5.04(b) and 5.04(c), as applicable, as a restoration basic contribution. The restoration basic contribution shall be credited to each Account as of the date that basic contributions are credited to the New SERP Participant’s account in the 401(k) Plan.

(b)  The restoration basic contribution shall be the difference between 5% of the New SERP Participant’s Compensation and the basic contribution actually credited to the New SERP Participant under the 401(k) Plan for that year.

(c)  An additional restoration basic contribution shall be determined under this Plan section 5.04(c) in the case of a New SERP Participant who, on December 31, 2005 (i) participated in the Regular Retirement Plan, (ii) was classified as a salaried employee, (iii) had completed at least five years of service (as determined under the Regular Retirement Plan) and (iv) had attained at least age 45. The additional restoration basic contribution for a New SERP Participant described in the preceding sentence shall be equal to 2½% of the New SERP Participant’s Compensation.

5.05.	Investment Measures

In accordance with procedures established or approved by the Committee, each New SERP Participant shall select the investment measures that will be used to determine notional investment gains and losses on the Account. The Committee shall select or approve the investment measures, which shall be identified on Exhibit III to the Plan. Notional investment gains and losses shall be determined on the basis of the New SERP Participant’s investment directions.

5.06.	Vesting

(a)  Each New SERP Participant shall have a vested and nonforfeitable interest in his Account if the New SERP Participant is employed by the Company on the date that (i) he attains age sixty-five, (ii) his employment by the Company ends on account of death or Disability (as defined in the 401(k) Plan) or (iii) a Change in Control occurs. Otherwise, a new SERP Participant shall have a vested and nonforfeitable interest in his Account only to the extent he has satisfied the requirements set forth in the following table:

Years of Service	Vested Percentage
less than 1 1 but less than 2 2 but less than 3 3 but less than 4 4 but less then 5 5 or more	0% 20% 40% 60% 80% 100%

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

(b)  Plan section 5.06(a) to the contrary notwithstanding, benefits under Plan article V will cease or be forfeited if a New SERP Participant engages in competitive activities in violation of the following terms:

(i)  Until the New SERP Participant has received all benefits due under this Plan article V, he shall not engage in any activities in competition with Chesapeake. Such activities include directly or indirectly operating, managing, controlling, directing, being employed by, consulting for, serving as an independent contractor to, or owning a substantial interest in any business which is in competition with Chesapeake within the geographical territories described herein.

(ii)  A business shall be deemed to be in competition with Chesapeake if (A) it engages in business activities which are competitive with Chesapeake’s or inimical to Chesapeake’s best interests within 500 miles of any manufacturing facility operated by the Chesapeake division or Affiliate for which the New SERP Participant worked during the two years immediately preceding the separation of the New SERP Participant from service with Chesapeake or (B) it sells competitive products to customers to whom the Chesapeake division or Affiliate for which the New SERP Participant worked during the two years immediately preceding the separation of the New SERP Participant from service with Chesapeake sold products during the same two year period.

(iii)  In the event that any provisions of this subsection (b) should ever by deemed to exceed the time, geographic area, or activity limitations permitted by applicable laws, such provisions should be and are reformed to the maximum time, geographic area and activity limitations permitted by the applicable laws. This Plan section 5.06(b) shall be governed by the laws of the Commonwealth of Virginia, except to the extent that those laws may be preempted by federal law.

(iv)  In the event that Chesapeake learns that a New SERP Participant may be engaging in competitive activities in violation of these terms, Chesapeake may, in its discretion, provide the New SERP Participant with notice of the violation and demand that the violation cease.

(v)  If at any time it is determined to Chesapeake’s satisfaction that a New SERP Participant has violated these terms, all rights of the New SERP Participant and his successors in interest, if any, to benefits under this Plan article V will cease. Chesapeake may also seek any other legal or equitable relief which may be available.

5.07.	Distributions

(a)  Each New SERP Participant who has a vested and nonforfeitable interest in his Account shall receive a distribution of the benefit under this Plan article V upon the termination of his employment with the Company. The distribution will equal the balance of the New SERP Participant’s vested Account on the date that his employment terminated. The distribution shall

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

be paid in a single lump sum, in cash, no later than ninety (90) days after termination of employment; provided, however, that the payment shall be made on the first day of the seventh month beginning after termination if the New SERP Participant is a “specified employee” (as determined under Code section 409A) on the date of termination and the termination is not on account of death or disability (as defined under Code section 409A).

(b)  If a New SERP Participant’s employment ends on account of death or if a New SERP Participant dies before receiving a distribution of his vested Account, then the vested Account balance shall be paid to the person or person or entity or entities named as the New SERP Participant’s beneficiary under the 401(k) Plan.

(c)  Any portion of a New SERP Participant’s Account that has not become vested and nonforfeitable on or before termination of employment with the Company shall be forfeited as of the date of termination.

5.08.	Additional Benefits

In its discretion, the Committee may, on determining it to be in the best interest of Chesapeake and its Affiliates, award a Participant a benefit in addition to the benefits specified in this Plan article V.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

ARTICLE VI
AMENDMENTS AND TERMINATION

Chesapeake hopes and expects to continue the Plan indefinitely, but reserves the right, by resolution of the Board, to amend, modify, or terminate the Plan at any time and for any reason by a majority vote of the members of the Board, by unanimous consent in lieu of a meeting or in any other manner applicable under state law. In addition, the Board may delegate to the Executive Compensation Committee of the Board all or part of the authority to amend or terminate the Plan.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

ARTICLE VII
ADMINISTRATION AND INTERPRETATION

7.01.	Administrative Rules

Chesapeake reserves the right to adopt any rules for the administration and application of the Plan as necessary which are not inconsistent with the express terms hereof, to amend or revoke any such rule, and to interpret the Plan and any rules adopted pursuant to this Plan article. All actions taken and all determinations made by Chesapeake in good faith shall be final and binding upon all Participants, beneficiaries, or other persons interested in the Plan.

7.02.	Claims Procedure

(a)  All claims for benefits under the Plan shall be submitted to the Chesapeake Benefits Department or such person as may be designated in writing who shall have the initial responsibility for determining the eligibility of any claimant for benefits. All claims for benefits shall be made in writing and shall set forth the facts which such claimant believes to be sufficient to entitle him to the benefit claimed. The Assistant Secretary may adopt forms for the submission of claims for benefits in which case all claims for benefits shall be filed on such forms.

(b)  In the event a claim for benefits is denied or if the claimant has had no response to such claim within ninety (90) days of its submission (in which case the claim for benefits shall be deemed to have been denied), the claimant or his duly authorized representative, at the claimant’s sole expense, may appeal the denial to the Committee within sixty (60) days of the receipt of written notice of denial or sixty (60) days from the date such claim is deemed to be denied. In pursuing such appeal said claimant or his duly authorized representative,

(i)  may request in writing that the Committee review the denial;

(ii)  may review pertinent documents;

(iii)  may submit issues and comments in writing; and

(iv)  shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim.

(c)  The decision on review shall be made within sixty (60) days or within such longer time period as the claimant or his representative may request, but not later than one hundred twenty (120) days after receipt of a request for review. The decision on review shall be made in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant and contain specific references to the provisions of the Plan on which such decision is based.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

7.03.	Governing Law

The Plan shall be construed, administered, and enforced in accordance with the laws of the Commonwealth of Virginia.

7.04.	Nonassignability

The rights, interests, and benefits of a Participant (or beneficiary or other successor in interest of a Participant) in this Plan shall not be subject to assignment, anticipation, transfer, pledge hypothecation or other transfer, and such rights, interests and benefits shall not be liable for the debts, contracts, or engagements of a Participant (or beneficiary or other successor in interest of a Participant), or otherwise subject to execution, attachment, garnishment, or similar process.

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

SIGNATURE PAGE

As evidence of its adoption of the Chesapeake Corporation Executive Supplemental Retirement Plan as Amended and Restated Effective January 1, 2007, the Company has caused this document to be executed by its duly authorized officer as of the 27th day of February, 2007.

CHESAPEAKE CORPORATION

By: /s/ J.P. Causey Jr.
                                Secretary

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

EXHIBIT I

Current SERP Participants:

J.P. Causey Jr.

Peter L. Lee

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

EXHIBIT II

New SERP Participants as of January 1, 2007:

Michael D. Beverly

Andrew J. Kohut

Joel K. Mostrom

Chesapeake Corporation
Executive Supplemental Retirement Plan
As Amended and Restated
Effective January 1, 2007

EXHIBIT III

Investment Measures:

Dodge & Cox Balanced Fund (DODBX)
Dodge & Cox Stock Fund (DODGX)
Franklin Small-Mid Cap Growth (FRSGX)
George Putnam Fund of Boston (PGEOX)
Growth Fund of America (RGAEX)
Harbor International Fund (HIINX)
Neuberger & Berman Genesis Trust (NBGEX)
Pimco Total Return Fund (PTRAX)
Putnam Growth Opportunities (POGAX)
Putnam International Equity (POVSX)
Vanguard Index Trust 500 (VFINX)
Vanguard Prime Reserves (VMMXX)